EXHIBIT 99.1

Investor Presentation Sidoti and Company, LLC Ninth Annual Emerging Growth Institutional Investor Forum New York City April 6, 2005

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward- looking statements. The principal risks and uncertainties that may affect the company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs; unexpected operational difficulties; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to anyone or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy could affect the revenues or operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2004 and in the Quarterly Report on Form 10-Q for the Company for the quarter ended December 31, 2004. These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Gypsum Wallboard Cement Paperboard Concrete & Aggregates Aggregates Aggregates

Wallboard Cement Paperboard Con/Agg Revenue 317.7 187.6 129.2 62.7 Wallboard Cement Paperboard Con/Agg EBITDA 93.4 67.3 32.9 11 Revenue by Segment - FY 2005 E EBITDA* by Segment - FY 2005 E Eagle Revenues $590 million Eagle EBITDA $195 million 54% 22% 13% 11% 48% 33% 17% 6% Eagle Materials Inc. *See slide 34 entitled "Explanation of Non-GAAP Items". EBITDA percentages do not sum to 100% due to exclusion of other, net and corporate expenses.

94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E Revenues Operating Cash Flow Eagle Materials A Cash Flow Company ($ Millions) Represents range from slide 31.

Why Eagle Materials? Strong Cash Flow Excellent Operators of Modern Assets High-speed wallboard lines and dry process cement plants Maintained in "better than new" condition Operated significantly above rated capacity Low cost producer in all segments Strong Industry Dynamics Wallboard and cement demand at record high levels Long lead time before significant new production capacity becomes available A Disciplined Approach to Capital Investment A Proven Track Record

Positive Outlook for U.S. Construction Industry Non-residential expected to turn up strongly from 2004 Total Construction Spending Expected to Increase between 2.4% and 2.9% each year through CY 08 Source: PCA Fall 2004 forecast and NAHB February 2005 forecast. Single Family Starts CY 2005E CY 2006E PCA -5% -6% NAHB -3% -5% CY 08E CY 07E CY 06E CY 05E CY 04 Public Construction Non-Residential Residential +3.8% +9.9% -0.3% +4.8% +14.6% -3.2% +3.9% +8.8% -1.3% +1.2% +3.6% +3.6%

Primary Drivers of Gypsum Wallboard Demand New Residential Construction 30 Year fixed mortgage rates are expected to edge up to the range of 6.5% to 7.0%. Single family housing starts are expected to fall back from the 2004 record high. Source: Joint Center for Housing Studies of Harvard University Long-term consumption is expected to grow at historic levels of 3.5% driven by population increases and increased repair and remodel spending.

Primary Drivers of Gypsum Wallboard Demand Commercial Construction Construction spending on commercial projects are coming off a two year decline. Stronger overall economic conditions result in large labor gains which historically have driven commercial construction higher. Repair and Remodel With home-ownership rates increasing to 68% in 2004 from 64% in 2003 and an average housing stock age of 32 years, continued growth in the repair and remodel sector is expected. Remodeling expenditures totaled $233 billion in 2003, accounting for 40% of all residential construction. Source: Joint Center for Housing Studies of Harvard University.

Projected Population Change Between 2005 and 2025 By Region

Three of the four fastest growing regions encompass Eagle's primary markets.


WA
OR
CA
+38%
MT
ID
WY
NV
UT
CO
AZ
NM
+19%
+9%
ND
SD
NE
KS
MN
IA
MO
OK
TX
AR
LA
+22%
+6%
WI
MI
IL
IN
OH
KY
TN
MS
AL
+10%
GA
SC
NC
VA
WV
FL
+18%
+8%
NY
PA
NJ
DE
MD
+11%
ME
VT
NH
MA
CT
RI
Pacific
Mountain*
West North Central
West South Central*
East North Central
East South Central
South Atlantic
Mid Atlantic
New England

Source: Gypsum Association and U.S. Bureau of the Census.
* Primary market for Eagle.

10

Wallboard - Capacity Announcements New Capacity Announcements 4 greenfield plants and 2 modernization projects have been announced for the 2007/2008 timeframe: Greenfield Plants - American Gypsum - 750 mmsf (South Carolina) BPB - 700 mmsf (North Carolina) National - 750 mmsf (North Carolina) BPB - 700 mmsf (West Virginia) Major Modernization Projects - USG - 480 mmsf (Virginia) LaFarge NA - 325 mmsf (New York) Capacity Analysis Current Capacity 37.0 bsf New Capacity 3.7 bsf 40.7 bsf or a 10% increase bsf or a 10% increase

Consumption Capacity 74 12.91 16.22 75 10.74 15.96 76 13.12 15.22 77 15.37 16.5 78 16.41 17 79 16.74 17.5 80 14.13 18.25 81 13.76 18.67 82 13.09 19.14 83 16.82 18.5 84 18.32 20 85 19.43 20.87 86 20.42 21.63 87 20.63 23.37 88 20.61 25.11 89 20.87 24.08 90 20.45 24.04 91 18.32 24.35 92 20.18 24.11 93 21.38 24.19 94 23.21 24.64 95 23.07 25.18 96 24.72 25.9 97 25.48 26.13 98 27.01 26.93 99 29.09 28.84 00 28.16 31.63 01 29.34 35.2 02 29.8 35.5 03 31.8 36.1 04 34 36.3 05 34.7 36.8 06E 35 36.8 07E 35 37.4 08E 35.7 40.7 09E 35.7 41.4 10E 37.1 41.4 Wallboard Supply / Demand (Billions of Square Feet) Calendar Years Gypsum Association Historical Data and EXP Projections.

Current Wallboard Demand Drivers

Consumption:	2005CY Projection	% of WB Demand	Change (bsf)
New Residential	-3%	47%	-.49
Residential Repair/Remodel	+3%	16%	+.17
New Non-Residential	+7%	12%	+.29
Non-Residential Repair/Remodel	+5%	19%	+.33
Manufactured Housing/Other	+7%	6%	+.15
Capacity:			
Capacity Additions			+.50
Impact of Product Mix Shift			-.15
Net Change in Supply/Demand Dynamics			**+.10**

Capacity Utilization Will Remain Strong Next Year.

Source: National Association of Home Builders (NAHB) and EXP estimates. Assumes 34.7 bsf sold in Calendar 2004.

13

18-Year History 2.7 Billion Sq. Ft. of Annual Capacity Georgetown, South Carolina will add 750 mmsf of capacity 8% U.S. Market Share (5th) Vertically Integrated with Light-Weight Paper Eagle's Strong Wallboard Operation (54% of FY 05E Revenue; 48% of FY 05E EBITDA) Reload/Distribution Yards Primary Markets Served Wallboard Plants New Primary Markets Served

Wallboard Production & Cost FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E Total BSF Produced 0.323 0.376 0.487 0.586 0.672 0.714 1.091 1.151 1.374 1.649 1.89 1.956 2.496 2.6 Production Cost / MSF 61.92 53.3 56.43 65 59.74 61.42 64.58 64.02 63.02 65.95 61.38 63.69 63.85 67.01 (BSF) ($/MSF) EXP's Current Production Capacity of 2.7 BSF Has Come Through Internal Expansions and Major Acquisitions

Eagle's Wallboard Sales Price Trend 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/05E FY 2006E Average Net Sales Price 86 95 101 110 109 113 110 (Quarter Ending) $/MSF $86 $95 $101 $110 $109 Average Net Sales Price $110 - $120 * 10% price increase announced for mid April 2005. $113 - $115

Eagle's Wallboard Performance Segment Operating Earnings FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E East Earnings Per msf 10.98 17.81 19.21 32.71 39.28 72.23 10.07 1.85 9.96 13.04 27.17 29.71 Segment Earnings 7 12 21 36 56 108 27.1 5 27 36 78 82 Operating Earnings/MSF of Capacity (in millions)

Growing the Wallboard Business FY1995 FY2000 FY2005E FY2006E Target BSF Sold 0.6 1.4 2.5 2.7 3.4 Targeting Significant Volume Growth in Wallboard 0.6 1.4 2.5 4.1 (bsf ) Market Share 3% 5% 7% 8% 10% BSF Sold BSF Estimate Target 2.7

Georgetown Wallboard Expansion Highlights: Located in Georgetown County, South Carolina $125 million investment Long-term supply agreement with Santee Cooper, a South Carolina service authority, for synthetic gypsum Construction to start in late 2005 Project completed in early 2007 Annual design capacity of 750 mmsf Increases Eagle's annual wallboard capacity by 25% to 3.4 billion sq. ft. Greatly improves American Gypsum's distribution network

Cement Industry Overview High Barriers to Entry Capital intensive with 3-5 year lead-time for new capacity Regional markets are severely impacted by size of new plants Greenfield investments at current prices have marginal returns Favorable Supply/Demand Dynamics 20% - 25% imports needed to meet domestic consumption Foreign multi-nationals own over 80% of U.S. production capacity and control majority of imports Low winter inventories indicate tight summer supply Upward Pricing Pressure Increasing U.S. consumption (calendar 2004 consumption up 6% from calendar 2003) Continued escalating import costs due to Asian economic strength and ocean vessel shortage $5 - $8 price increase implemented on April 1

Capacity Consumption 75 91 72 76 90 76 77 92.5 82 78 91.5 89 79 94 88 80 91 79 81 94 75 82 91 67 83 93 74 84 92 85 85 89.5 88 86 88.5 91 87 87.5 94 88 88 93 89 86 91 90 85 90 91 86 80 92 87 84 93 87 88 94 87.5 94 95 88.5 95 96 88 100 97 89 106 98 91 114 99 92.5 120 0 94 121 1 96 124 2 98 120 3 100.4 123.5 4 100.4 130 05E 100.4 132.6 06E 100.4 135.3 07E 102.2 138 08E 106 140.7 09E 109.8 143.5 10E 113.6 146.4 Cement Industry Overview Capacity vs. Consumption Source: PCA Data. (Millions of Short Tons) Imports (Calendar Year)

40-Year History 2.65 Million Tons of Capacity (Net of Joint Venture) - Sold Out Each of Last 18 Years Announced plans to expand Illinois Cement by 430,000 tons 3% of U.S. Market Share (10th) Cement Plants Cement Terminals Markets Served Cement Plants Cement Terminals Markets Served Eagle's Strong Regional Cement Positions (22% of FY 05E Revenue; 33% of FY 05E EBITDA)

FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E Total Net Tons Produced 1474 1800 1800 1800 1900 1900 2000 2050 2070 2250 2240 2270 2390 2431 Average Net Production Cost 40 37.5 38.5 39 38 38.77 37.48 39.16 41.82 39.77 40.8 42.01 43.95 46.66 (000's Tons) ($ per Ton) EXP has Increased Same-Site Production Capacity by Approximately 60% While Maintaining Low Costs Cement Production & Cost

Eagle's Solid Cement Performance FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E* Cement Earnings 26 35 40 48 57 53 59.6 60 54 50 57 72 Operating Earnings ($ in millions) *Incremental impact of fully consolidating Illinois Cement is approximately $8-$10 million.

Growing the Cement Business FY1995 FY2000 FY2005E FY2006E Target West 1800 2100 2300 2650 3080 Targeting 35% Volume Growth in Cement (tons in 000's) 1,800 2,100 2,650 3,600 Domestic Clinker Capacity 2% 2% 3% 3% 4% Tons of Capacity Tons of Capacity Estimated Tons of Capacity Target 2,300

Illinois Cement Expansion Highlights: $65 million investment Expands plant by 65% to 1.1 million tons Includes cement dome for storage of finished cement (completed by Fall 2005) Plant expansion expected to be completed by December 2006 Reduces manufacturing cost per ton by approximately 20% Expanded market share has already been established through imports

Gypsum Paperboard Industry 7 Out of 8 U.S. Wallboard Producers Own Integrated Paper Assets Market Dynamics are Improving Increased wallboard demand is causing shortages of gypsum paper Non-integrated paperboard producers are shifting production to non-gypsum products as those related markets improve Our Assets Lawton is a Low-Cost Producer Capacity has increased from 180,000 tpy to 275,000 tpy in Eagle’s three years of ownership Low capital improvements should increase capacity to 340,000 tpy Strong Wallboard Demand Has Effectively Eliminated Production of Lower-Margin, Non-Gypsum Products

Concrete & Aggregates Both Industries are Highly Fragmented Over 7,000 independent quarries with top two aggregates producers controlling 13% of the market 2,700 concrete companies owning approximately 6,000 plants Concrete and Aggregates Represent a Very Small Part of EXP Strong competitive positions in local markets Complementary to Eagle Materials' cement operations Meaningful organic growth opportunities

Shareholder Return Through Dividend 19% 28% *Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta, Lafarge NA, and Texas Industries. (1) Based on $80 per share stock price (2) Based on TTM reported earnings EXP’s Annual Dividend of $1.20 Per Share Payout (2) Yield (1) EXP's Dividend Industry Average* 1.5% 1.3%

Where Eagle is Going . . . . . . We have a balanced strategy focused on enhancing and improving our existing asset base We have demonstrated patience and a willingness to return cash to our shareholders when available growth opportunities are unattractive We remain focused on value creation through disciplined growth in both Wallboard and Cement

Guidance* ($ in millions) EXP FY05E EXP FY06E Target Year Revenue $575 - $600 $675 - $700 $960 Net Income $101 - $106 $115 - $125 $200 EPS $5.40 - $5.65 $6.40 - $6.90 $12.50 Employees 1,475 1,500 1,750 *Target year assumes mid-cycle pricing.

Eagle's Commitment to Shareholders Protect the Value of Existing Assets Maximize Shareholders Returns with Industry Leading Low Cost Production Maintain a Steady and Disciplined Approach to Growth Pay an Attractive Annual Dividend Repurchase Shares When Appropriate Approximately 650,000 shares repurchased during FY 05

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Kenneth M. Avery, Vice President - Controller Telephone: 214-432-2007 Email: kavery@eaglematerials.com Craig Kesler, Vice President - Investor Relations and Corporate Development Telephone: 214-432-2013 Email: ckesler@eaglematerials.com

Explanation of Non-GAAP Items EBITDA represents net income, plus interest expense (less interest income), provision for income taxes and depreciation and amortization expense. EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases. EBITDA is widely used in the financial community as a benchmark for evaluating the creditworthiness of particular issuers. EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP. Our FY 2005E EBITDA can be reconciled to our FY 2005E net income by adding to net income the following amounts: interest expense, $4 million; provision for income taxes, $53 million; depreciation and amortization expense, $37 million.